SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 23, 2002


                         ACI Telecentrics, Incorporated
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



        000-21557                                                 41-1572571
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                        3100 West Lake Street, Suite 300
                          Minneapolis, Minnesota 55416
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 928-4700
              (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountant.

         Effective December 23, 2002, Lurie, Besikof, Lapidus & Company, LLP was engaged as the Registrant's independent accounting firm.

         The decision to engage Lurie, Besikof, Lapidus & Company, LLP as the Registrant's accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

         Lurie, Besikof, Lapidus & Company, LLP acted as the independent accounting firm for the Registrant prior to the Registrant's initial public offering in 1996. The Registrant did not consult Lurie, Besikof, Lapidus & Company, LLP on any matter during its two most recent fiscal years or any later interim period.

         Information relating to the resignation of the Registrant's former accountant, Deloitte & Touche LLP, was reported on the Registrant's Form 8-K filed December 13, 2002.


Item 5.  Other Events.

         Effective December 20, 2002, William Nolte has departed as Chief Financial Officer of the Registrant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ACI TELECENTRICS, INCORPORATED


                                                  By /s/ Rick Diamond
                                                     ---------------------------
Date December 27, 2002                               Rick Diamond
                                                     Chief Executive Officer